[LOGO]        Investing
              for the
EATON VANCE   21st
Mutual Funds  Century
                                   Eaton Vance
                              Strategic Income Fund

EATON VANCE STRATEGIC INCOME FUND (THE "FUND") IS A MUTUAL FUND SEEKING A HIGH LEVEL OF INCOME AND TOTAL RETURN BY INVESTING IN A GLOBAL PORTFOLIO CONSISTING PRIMARILY OF HIGH GRADE DEBT SECURITIES. THE FUND INVESTS ITS ASSETS IN STRATEGIC INCOME PORTFOLIO (THE "PORTFOLIO"), A NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE PORTFOLIO'S INVESTMENT ADVISER WILL INVEST IN A VARIETY OF INCOME PRODUCING SECURITIES, INCLUDING THOSE OF BELOW INVESTMENT GRADE QUALITY. THE VALUE OF FUND SHARES WILL FLUCTUATE BECAUSE OF CHANGES IN CURRENCY EXCHANGE RATES, CREDIT QUALITY AND INTEREST RATES, AND OTHER FACTORS. THE FUND IS A SERIES OF EATON VANCE MUTUAL FUNDS TRUST (THE "TRUST").

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated March 1, 1998 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone
(800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund and the Portfolio. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CONTENTS
                                                 Page                                                           Page
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
Shareholder and Fund Expenses                       2        How to Redeem Shares                                 14
The Fund's Financial Highlights                     4        Reports to Shareholders                              15
The Fund's Investment Objective                     5        The Lifetime Investing Account/Distribution Options  15
Investment Policies and Risks                       5        The Eaton Vance Exchange Privilege                   16
Organization of the Fund and the Portfolio          9        Eaton Vance Shareholder Services                     17
Management of the Fund and the Portfolio            9        Distributions and Taxes                              18
Distribution and Service Plans                     11        Performance Information                              19
Valuing Shares                                     12        Appendix A -- Corporate Bond Ratings                 20
How to Buy Shares                                  12        Appendix B -- Asset Composition Ratings              21
--------------------------------------------------------------------------------------------------------------------

                       Prospectus dated March 1, 1998,
                           as Revised July 27, 1998

    SHAREHOLDER AND FUND EXPENSES
    SHAREHOLDER TRANSACTION EXPENSES
                                             Class A    Class B    Class C
                                             Shares     Shares     Shares
------------------------------------------------------------------------------
Sales Charge Imposed on Purchases             4.75%      None       None
Sales Charges Imposed on Reinvested
  Distributions                               None       None       None
Fees to Exchange Shares                       None       None       None
Maximum Contingent Deferred Sales Charge      None       5.00%      1.00%

    ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                             Class A    Class B    Class C
                                             Shares     Shares     Shares
------------------------------------------------------------------------------
Management Fees                               0.67%      0.67%      0.67%
Rule 12b-1 Distribution and/or Service
Fees*                                         0.00       0.95       1.00
Other Expenses                                0.46       0.46       0.46
                                              ----       ----       ----
    Total Operating Expenses                  1.13%      2.08%      2.13%
                                              ====       ====       ====

    *Payment of Class A service fees will commence in 1999. See note below.

    EXAMPLE
    An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge, or in the case of Class B and Class C shares, the applicable contingent deferred sales charge on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                                             Class A    Class B    Class C
                                             Shares     Shares     Shares
------------------------------------------------------------------------------
 1 Year                                       $ 58       $ 71       $ 32
 3 Years                                        82        105         67
 5 Years                                       107        132        114
10 Years                                       178        241        246

    An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

                                             Class A    Class B    Class C
                                             Shares     Shares     Shares
------------------------------------------------------------------------------
 1 Year                                       $ 58       $ 21       $ 22
 3 Years                                        82         65         67
 5 Years                                       107        112        114
10 Years                                       178        241        246

NOTES: The table and Example summarize the aggregate expenses of the Portfolio and each Class of shares of the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for Class B shares is for the most recent fiscal year. Information for Class A shares is estimated. Information for Class C shares is also estimated based upon the most recent fiscal year of its predecessor fund adjusted for the multiple-class structure. Management Fees include investment advisory and administration fees paid by the Portfolio of 0.52% and 0.15%, respectively.

The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase and Class C shares are sold subject to a 1% CDSC if redeemed within one year of purchase. The CDSC does not apply in certain circumstances. See "How to Buy Shares" and "How to Redeem Shares".

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. Long-term holders of Class B and Class C may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. For further information regarding the expenses of the Fund and the Portfolio, see "The Fund's Financial Highlights", "Management of the Fund and the Portfolio", "Distribution and Service Plans" and "How to Redeem Shares".


For Class A shares sold by Authorized Firms and remaining outstanding for at least one year, the Fund will pay service fees not exceeding 0.25% per annum of the Class A average daily net assets. The Fund expects to begin making service fee payments during the quarter ending March 31, 1999. After such date, Other Expenses will be higher. See "Distribution and Service Plans".

The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 10.


The Fund invests in the Portfolio and, at times, in another registered investment company. Other investors with different distribution arrangements and fees may invest in the Portfolio in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
The following information should be read in conjunction with the audited financial statements that appear in the Fund's annual report to shareholders. The Fund's financial statements have been audited by Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. The financial statements and the report of independent accountants are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter. The financial information for each of the periods presented in the Fund's Financial Highlights is for the Fund prior to reclassification of its shares as Class B shares on November 1, 1997. Information for Class A and Class C shares is not presented because these classes did not exist prior to November 1, 1997. The Financial Highlights for Class A and Class C shares will differ from the Financial Highlights for Class B shares due to the different fees imposed on Class A and Class C shares.


                                                                  Year Ended October 31,
                             --------------------------------------------------------------------------------------------------
                               1997           1996           1995          1994++++       1993           1992           1991++
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning
  of year                    $  9.310       $  8.500       $  8.290       $  9.410       $  9.120       $  9.920      $  10.000
                             --------       --------       --------       --------       --------       --------      ---------
Income from Operations:
  Net investment income      $  0.657       $  0.655       $  0.726       $  0.645       $  0.239       $  0.816      $   0.786
  Net realized and
    unrealized gain (loss)
    on investments              0.288          0.858          0.167         (1.135)         0.683         (0.943)        (0.022)+++
                             --------       --------       --------       --------       --------       --------      ---------
Total income (loss) from
  operations                 $  0.945       $  1.513       $  0.893       $ (0.490)      $  0.922       $ (0.127)     $   0.764
                             --------       --------       --------       --------       --------       --------      ---------
    Less Distributions:
  From net investment
    income                   $ (0.657)      $ (0.655)      $ (0.361)      $ (0.343)      $ (0.632)      $ (0.673)     $  (0.786)
  In excess of net
    investment income(2)       (0.128)        (0.048)           --             --             --             --             --
  From tax return of
    capital                       --             --          (0.322)        (0.290)           --             --             --
  From paid-in capital            --             --             --             --             --             --          (0.058)
                             --------       --------       --------       --------       --------       --------      ---------
    Total distributions      $ (0.785)      $ (0.703)      $ (0.683)      $ (0.633)      $ (0.632)      $ (0.673)     $  (0.844)
                             --------       --------       --------       --------       --------       --------      ---------
Net Asset Value -- end
  of year                    $  9.470       $  9.310       $  8.500       $  8.290       $  9.410       $  9.120      $   9.920
                             ========       ========       ========       ========       ========       ========      =========
Total Return(1)                10.44%         18.48%         11.34%         (5.33%)        10.51%         (1.45%)         7.97%
Ratios/Supplemental Data
  (to average daily net
  assets):
  Expenses*                     2.08%          2.17%          2.18%          2.00%          1.99%          1.95%          2.11%+
  Net investment income         6.91%          7.38%          7.85%          7.24%          7.53%          8.20%          8.24%+
    Net Assets at End of
      Year (000's omitted)   $130,596       $129,671       $150,767       $233,139       $381,227       $533,253       $589,182
Portfolio Turnover of
  the Fund(3)                     --             --             --             55%            55%            56%            20%
Portfolio Turnover of
  the Portfolio(3)                77%            71%            78%            71%           --             --             --

   * Includes the Fund's share of the Portfolio's allocated expenses for the years ended October 31, 1997, 1996 and 1995, and for the period from March 31, 1994 to October 31, 1994.
   + Computed on an annualized basis.
  ++ For the period from the start of business, November 26, 1990, to October 31, 1991.
 +++ The per share amount is not in accord with the net realized and unrealized gain for the period due to the timing of the sales of Fund shares and the amount of per-share realized and unrealized gains and losses at such time.
++++ Per share amounts have been calculated using the monthly average share method which more approximately presents the per share data for the period, since the use of the undistributed method does not accord with the results of operations.
 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Capital gain distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.
 (2) The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation
     of Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
 (3) Portfolio Turnover of the Fund represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Fund began investing in the Portfolio on March 1, 1994.


THE FUND'S INVESTMENT OBJECTIVE
THE FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF INCOME AND TOTAL RETURN BY INVESTING IN A GLOBAL PORTFOLIO CONSISTING PRIMARILY OF HIGH GRADE DEBT SECURITIES. The Investment Adviser will allocate investments among different countries, currencies and credits, including those of below investment grade quality, based on the perception of the most favorable markets and issuers, the relative yield and appreciation potential of a particular country's securities and the relationship of a country's currency to the U.S. dollar. Changes in exchange rates for the foreign currencies in which the investments and forward contracts are denominated may adversely affect the value of Fund shares. The Fund's investment objective may be changed by the Trustees of the Trust without shareholder approval.

INVESTMENT POLICIES AND RISKS
THE FUND CURRENTLY SEEKS ITS OBJECTIVE BY INVESTING IN STRATEGIC INCOME PORTFOLIO ( THE "PORTFOLIO"), WHICH IS ITSELF AN OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. The Portfolio, in turn, invests primarily in a portfolio of high grade debt securities of issuers located anywhere in the world.

The Investment Adviser adjusts the Portfolio's investments and engages in active management techniques to take advantage of differences in interest rates and currency exchange rates in markets around the world, and other differences among countries and markets. By allocating the Portfolio's assets actively among issuers in different countries, and among securities denominated in different currencies, the Investment Adviser attempts to achieve a higher level of current income than might be available from a portfolio invested only in the securities of one country or denominated in one currency. This strategy requires the Investment Adviser to identify countries and currencies where the Portfolio's investments will outperform comparable investments in other countries and currencies and in many cases to predict changes in economies, markets, political conditions, and other factors. The success of this strategy will, of course, involve the risk that the Investment Adviser's predictions may be untimely or incorrect. The Investment Adviser also seeks to identify markets and securities which appear to be undervalued and make investments to profit from increases in value.


The Portfolio will invest primarily (over 50% of net assets) in high grade debt securities. "High grade" debt securities include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities and debt securities, rated at least A by Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Duff & Phelps Inc., of foreign governmental and private issuers. They may also include commercial paper or other short-term debt instruments rated in one of the two highest short-term rating categories by any of those rating services (or by Fitch/IBCA), and certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks having total assets of more than $500 million and determined by the Investment Adviser to be of comparable credit quality to short-term securities with those ratings. An unrated security will be considered to be a high grade security if the Investment Adviser determines that it is of comparable quality to any of the securities described above. In making such determinations, the Adviser will consider any rating of the issuer of unrated securities.

The Portfolio may invest the remainder of its assets in lower-rated debt securities, including securities rated below BBB or Baa3 (commonly referred to as "junk bonds"). Lower-rated securities generally offer higher current yields and appreciation potential than do higher-rated securities, but are subject to greater risks. Securities in the lower categories are considered to be of poor standing and predominantly speculative; securities in the lowest rating categories may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The values of lower-rated fixed income securities generally fluctuate more than those of higher-rated fixed-income securities.

In lieu of having the Portfolio invest in lower-rated debt securities, the Fund may invest up to 50% of its assets in High Income Portfolio ("HI Portfolio"), a separate registered investment company advised by the Investment Adviser. The investment objective of HI Portfolio is to provide a high level of current income and it may invest in the same types of debt securities (with the same risks) as the Portfolio. HI Portfolio normally invests at least 65% of its assets in debt securities of the lowest investment grade, lower-rated obligations and unrated obligations; at least 80% of its net assets in fixed-income securities, including convertible securities; and up to 20% of its net assets in common stocks and other equity securities when consistent with its objective or acquired as part of a unit combining fixed-income and equity securities. The Fund will not invest in the HI Portfolio when such Portfolio is not so invested. Foreign investments of HI Portfolio may not exceed 25% of total assets. HI Portfolio may purchase and sell derivative instruments similar to those described in this Prospectus, except for swaps. At June 30, 1998, HI Portfolio had 95.4% of its assets invested in high yield, high risk bonds, and one obligation was in default. For more detailed information about the risks associated with investing in lower-rated securities, see "Additional Risk and Investment Information" below and Appendix A.

The income producing securities in which the Portfolio invests may have fixed, variable or floating interest rates, constitute a broad mix of asset classes, and may include convertible bonds, securities of real estate investment trusts and natural resource companies, stripped debt obligations, closed-end investment companies (that invest primarily in debt securities the Portfolio could invest in), preferred, preference and convertible stocks, equipment lease certificates, equipment trust certificates, conditional sales contracts and debt obligations collateralized by, or representing interests in pools of, mortgages and other types of loans ("asset-backed obligations"). The Portfolio may also acquire warrants as a unit with debt securities. Convertible and preferred equity securities may experience more price volatility than debt securities. The Portfolio may invest a portion of its assets in fixed and floating rate loans and loan interests. The Portfolio will normally invest in securities of issuers located in at least three different countries (which may include the United States), and will not normally invest more than 25% of its assets in securities of issuers located in a single foreign country or denominated in any single foreign currency, except the U.S. dollar. Nevertheless, through "Active Management Strategies" discussed below, the entire Fund may be exposed to foreign currency risks. For temporary defensive purposes, such as during abnormal market or economic conditions, the Portfolio may hold all or any portion of its assets in securities of issuers located in the United States and in cash or money market instruments. It is impossible to predict when, or for how long, the Portfolio will engage in such strategies.


THE MARKET VALUE OF THE PORTFOLIO'S (AND HI PORTFOLIO'S) INVESTMENTS WILL CHANGE IN RESPONSE TO CHANGES IN CURRENCY EXCHANGE AND INTEREST RATES, CREDIT QUALITY CHANGES OF ISSUERS AND OTHER FACTORS. Changes in the values of portfolio securities will not affect interest income derived from those securities, but will affect the Fund's net asset value. See "Additional Risk and Investment Information" below.


ACTIVE MANAGEMENT TECHNIQUES
CURRENCY AND OTHER DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; index-linked securities; forward foreign currency exchange contracts; and interest rate and currency swaps. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. Under regulations of the Commodity Futures Trading Commission, the use of futures transactions for nonhedging purposes is limited. There can be no assurance that the Investment Adviser's use of derivative instruments will be advantageous to the Portfolio.


The Portfolio will only enter into equity swaps and over-the-counter options contracts with counterparties whose credit quality or claims paying ability are considered to be investment grade by the Investment Adviser. In addition, at the time of entering into a transaction, the Portfolio's credit exposure to any one counterparty will be limited to 5% or less of the net assets of the Portfolio. The Portfolio's investment in illiquid assets, which generally will include equity swaps and over-the-counter options, may not represent more than 15% of net assets at the time any such illiquid assets are acquired.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another. In addition, the Portfolio may purchase forward contracts for non-hedging purposes when the Investment Adviser anticipates that the foreign currency will appreciate in value.

SECURITIES LOANS, REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may lend its portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the lender is delayed or prevented from recovering the collateral. The Portfolio may also purchase or sell securities for future delivery by means of "forward commitments."

REVERSE REPURCHASE AGREEMENTS. The Portfolio may also enter into "reverse" repurchase agreements which generally involve the sale of securities held and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. The Portfolio can invest the cash it receives or use it to meet redemption requests. Reverse repurchase agreements and forward commitments to purchase securities may increase the overall investment exposure of the Portfolio and involve investment leverage. Use of investment leverage may increase the amount of any losses incurred by the Portfolio in the case of adverse changes in market conditions or the failure of the issuer of a security or financial instrument to meet its obligations. The Portfolio may also enter into reverse repurchase agreements as a hedge against a possible decline in the value of the foreign currency in which a debt security is denominated by converting the foreign currency cash proceeds from the sale of the debt security into U.S. dollars.


ADDITIONAL RISK CONSIDERATIONS AND INVESTMENT INFORMATION
INVESTMENTS IN FOREIGN SECURITIES. Because foreign securities involve foreign currencies, the values of the assets of the Portfolio (and HI Portfolio) and their net investment income available for distribution may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including among others the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. Investments may include securities issued by the governments of lesser-developed countries, which are sometimes referred to as "emerging markets", and other issuers located in such countries. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the Investment Adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.


In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the values of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries, including remedies available in bankruptcy proceedings, may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.


INVESTING IN LOWER-RATED SECURITIES. Lower quality debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower-rated and comparable unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of higher-rated securities, which react primarily to movements in the general level of interest rates. The Portfolio (and HI Portfolio) may invest a substantial portion of their assets in lower-rated securities issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, which pose a higher risk of default or bankruptcy of the issuer than other fixed-income securities particularly during periods of deteriorating economic conditions and contraction in the credit markets. The Portfolio (and HI Portfolio) may also invest in debt securities not paying current income in anticipation of possible future income or capital appreciation. The issuer of such securities may be in bankruptcy or undergoing a debt restructuring or reorganization. Defaulted securities may be retained. In the case of a defaulted security, the Portfolio (or HI Portfolio) may incur additional expense seeking recovery of its investment. In the event the rating of a security held by the Portfolio (or HI Portfolio) is downgraded, causing the Fund to have indirectly 50% or more of its total assets in securities rated below investment grade, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such securities of the Portfolio (or reduce the Fund's investment in HI Portfolio) as it deems necessary in order to comply with this limitation. See Appendix B to this Prospectus for asset composition for the most recent fiscal year. For a description of securities ratings, see Appendix A.

Although the Investment Adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverages, and earnings prospects. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Fund's objective depends heavily on the Investment Adviser's judgment and analytical abilities.

The lower ratings of certain securities reflect a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the ability to sell securities at prices approximating the values placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase such securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, a Portfolio may be unable at times to establish the fair market value of such securities.

The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

While the Investment Adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession.


INTEREST RATE RISK. The value of Fund shares will reflect the value of the Fund's interest in the Portfolio (which in turn, reflects the underlying value of the Portfolio's assets and liabilities), and any interest in HI Portfolio and will change in response to interest rate fluctuations. When interest rates decline, the value of debt securities held by the Portfolios can be expected to rise. Conversely, when interest rates rise, the value of debt securities held by the Portfolios can be expected to decline.

OTHER PRACTICES. The Portfolio may at times invest in so-called "zero-coupon" bonds (deferred interest bonds) and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and interest is paid only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Because these instruments allow an issuer to avoid the need to generate cash to meet current interest payments, they may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and the Fund is required to distribute its share of such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments to obtain cash in order to enable the Fund to satisfy its distribution requirements.

The Portfolio may hold up to 15% of its net assets in illiquid securities, including securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Rule 144A securities may increase illiquidity if qualified institutional buyers become uninterested in purchasing such securities.

The Portfolio may also temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions. Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

NON-DIVERSIFIED STATUS. As a "non-diversified" investment company, the Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. government securities. The Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, the Portfolio is more susceptible to any single adverse or political occurence or development affecting issuers in which the Portfolio invests. HI Portfolio is diversified.


INVESTMENT RESTRICTIONS. The Fund, the Portfolio (and HI Portfolio) have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by an interestholder vote or an investor vote, respectively. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of the Fund and a Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the affected Portfolio without obtaining the approval of the Fund's interestholders or the investors of the Portfolio, as the case may be.


ORGANIZATION OF THE FUND AND THE PORTFOLIO
THE FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUTUAL FUNDS TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 7, 1984, AS AMENDED. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes, including Class A, Class B and Class C shares. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. See "Distribution and Service Plans" and "How to Buy Shares." The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. As a result of a reorganization with separate series of the Trust, the Fund commenced offering Class B and C shares on November 1, 1997. The Fund also commenced offering Class A shares on that date.


When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Shares". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect or remove Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolios, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure may offer opportunities for growth in the assets of the Portfolios, may afford the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund.

THE PORTFOLIO (AND HI PORTFOLIO) ARE ORGANIZED AS TRUSTS UNDER THE LAWS OF THE STATE OF NEW YORK AND INTEND TO BE TREATED AS PARTNERSHIPS FOR FEDERAL TAX PURPOSES. In addition to selling an interest to the Fund, each Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund or class due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that may invest in a Portfolio. Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110, (617) 482-8260.

Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from a Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from either or both Portfolios at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from both Portfolios, or the Board of Trustees of the Trust determines that the investment objective of the Portfolios are no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in a Portfolio) from a Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. BMR's expertise in the management of fixed-income securities ranges from government obligations, high-grade corporate and municipal securities, foreign debt and bank loan interests to higher yielding instruments. BMR's fixed-income division is armed with the research and technical ability to gain immediate access to interest rate data around the world.

Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                        Annual       Daily
Category      Daily Net Assets                        Asset Rate  Income Rate
--------------------------------------------------------------------------------
1             up to $500 million                        0.275%       2.75%
2             $500 million but less than $1 billion     0.250%       2.50%
3             $1 billion but less than $1.5 billion     0.225%       2.25%
4             $1.5 billion but less than $2 billion     0.200%       2.00%
5             $2 billion but less than $3 billion       0.175%       1.75%
6             $3 billion and over                       0.150%       1.50%

Total daily gross income is the total gross investment income, exclusive of capital gains and losses on investments and before deduction of expenses, earned each day by the Portfolio.

As of October 31, 1997, the Portfolio had net assets of $121,255,999. For the fiscal year ended October 31, 1997, the Portfolio paid BMR advisory fees equivalent to 0.52% of the Portfolio's average daily net assets for such year.

HI Portfolio also engages BMR to act as its investment adviser pursuant to a fee schedule similar to but slightly higher than the above schedule. For the HI Portfolio's fiscal year ended March 31, 1997, the HI Portfolio paid BMR advisory fees equivalent to 0.61% of HI Portfolio's average daily net assets for such year. The portion of the Fund's assets invested in the HI Portfolio will be subject to such Portfolio's advisory fee, but will not be subject to Strategic Income Portfolio's advisory or administration fee, or a Fund advisory fee.


BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $27 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Mark S. Venezia has acted as the portfolio manager of the Portfolio since it commenced operations. Mr. Venezia is a Vice President of Eaton Vance and of BMR. Michael Weilheimer has acted as the HI Portfolio's portfolio manager since January 1, 1996. Mr. Weilheimer is a Vice President of Eaton Vance and BMR and manages other Eaton Vance portfolios.


The Portfolio (and HI Portfolio) believes that most of the obligations which it will acquire will normally be traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolios and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolios) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Portfolio also engages BMR as its administrator under an administration agreement. Under the administration agreement, BMR is responsible for reviewing and supervising the provision of custody services to the Portfolio and making related reports and recommendations to the Board of Trustees of the Portfolio; for providing certain valuation, legal, accounting and tax services in connection with investments with foreign issuers or guarantors, investments denominated in foreign currencies and transactions in derivative instruments; and for such other special services as the Board may direct. BMR also furnishes the office facilities and personnel necessary for providing these services. As compensation for these services, BMR receives a monthly administration fee at an annual rate of .15% of the Portfolio's average daily net assets. For the fiscal year ended October 31, 1997, the Portfolio paid BMR administration fees equivalent to .15% of the Portfolio's average daily net assets for such year.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolios. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services, Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


Like most mutual funds, the Fund and the Portfolio rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. The Administrator is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund and the Portfolio that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, the Portfolio or the shareholders.


The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement and the administration agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.


DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. THE CLASS A PLAN PROVIDES THAT CLASS A MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of its average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. The Fund expects to begin making Class A service fee payments during the quarter ending March 31, 1999.


The Trust has also adopted compensation-type Distribution Plans ("Class B Plan" and "Class C Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") for the Fund's Class B and Class C shares. Each Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. UNDER SUCH PLANS, CLASS B AND CLASS C EACH PAYS THE PRINCIPAL UNDERWRITER A FEE, ACCRUED DAILY AND PAID MONTHLY, AT AN ANNUAL RATE NOT EXCEEDING .75% OF ITS AVERAGE DAILY NET ASSETS TO FINANCE THE DISTRIBUTION OF ITS SHARES. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B and Class C shares and for interest expenses. Under the Class B Plan, the Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of Class C shares sold by such Firm, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the sales commission as reimbursement for the sales commissions paid to Authorized Firms at the time of sale. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the two Plans are limited, uncovered distribution charges (sales commissions due the Principal Underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. During the fiscal year ended October 31, 1997, Class B (which was then a separate series fund) paid or accrued sales commissions equivalent to .75% of average daily net assets. As at October 31, 1997, the outstanding uncovered distribution charges of the Principal Underwriter on such day calculated under the Class B Plan amounted to approximately $19,584,000 (equivalent to 15.0% of net assets on such day).

THE CLASS B AND CLASS C PLANS ALSO AUTHORIZE EACH CLASS TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR PERSONAL SERVICES, AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. For the fiscal year ended October 31, 1997, Class B paid or accrued service fees under its Plan equivalent to .20% of average daily net assets for such year.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms. The Principal Underwriter may at times allow discounts on the sale of Class A shares up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of its shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and, in the case of Class B and Class C shares, the amount of uncovered distribution charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING SHARES
THE FUND VALUES ITS SHARES ONCE EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Class's net asset value per share is determined by the Trust's custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Trust) in the manner authorized by the Trustees of the Trust. The net asset value of each Class is computed by dividing the value of that Class's pro rata share of the Fund's total assets, less its liabilities, by the number of shares of that Class outstanding. Because the Fund invests its assets in an interest in the Portfolio (and at times in HI Portfolio as well), each Class's net asset value will reflect the value of the Fund's interest in the Portfolios (which, in turn, reflects the underlying value of the Portfolios' assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter by a specific time each day to receive that day's public offering price per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter. The Fund has approved the acceptance of purchase and redemption orders as of the time of their receipt by certain Authorized Firms (or their designated intermediaries).

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Most debt securities are valued on the basis of market valuations furnished by pricing services.

SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY SHARES
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR ACCEPTABLE SECURITIES. Class A shares are purchased at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The sales charge is divided between the Authorized Firm and the Principal Underwriter. Class B and Class C shares are purchased at the net asset value per share next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Trust may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Trust's transfer agent (the "Transfer Agent") as follows:
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

In connection with employee benefit or other continuous group purchase plans, the Trust may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Trust as described below under "How to Redeem Shares".

CLASS A SHARES. The sales charge may vary depending on the size of the purchase and the number of Class A shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                         Sales Charge       Sales Charge      Dealer Commission
                       as Percentage of   as Percentage of     as Percentage of
Amount of Purchase      Offering Price    Amount Invested       Offering Price
--------------------------------------------------------------------------------
Less than $25,000            4.75%              4.99%                4.50%
$25,000 but less than
  $100,000                   4.50               4.71                 4.25
$100,000 but less
  than $250,000              3.75               3.90                 3.50
$250,000 but less
  than $500,000              3.00               3.09                 2.75
$500,000 but less
  than $1,000,000            2.00               2.04                 2.00
$1,000,000 or more           0.00*              0.00*             See Below**

 * No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase.

** A commission on sales of $1 million or more will be paid as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts from $3 million but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.


Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") ("Eligible Plans") and "rabbi trusts". The Trust's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of Class A shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value of Class B and C shares or public offering price of Class A shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

IN THE CASE OF BOOK ENTRY:               IN THE CASE OF PHYSICAL DELIVERY:
Deliver through Depository Trust Co.     Investors Bank & Trust Company
Broker #2212                             Attention: Eaton Vance Strategic Income
Investors Bank & Trust Company              Fund (and Class)
For A/C Eaton Vance Strategic Income     Physical Securities Processing
  Fund (and Class)                         Settlement Area
                                         200 Clarendon Street
                                         Boston, MA 02116


Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM SHARES
A SHAREHOLDER MAY REDEEM SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per share next computed after a redemption request is received in the proper form as described below. Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Trust will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable CDSC (described below) and any federal income tax required to be withheld.

REDEMPTION BY MAIL. Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM. To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the order is deemed to be received by the Trust or the Principal Underwriter, as the Trust's agent. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Each class of shares is subject to a CDSC on certain redemptions. The CDSC is calculated based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares in the account which are not subject to a CDSC.

In calculating a CDSC upon the redemption of shares acquired in an exchange, the shares are deemed to have been acquired at the time of the original purchase of the exchanged shares and, in the case of Class B shares, the CDSC schedule applicable to the exchanged shares will apply to the acquired shares. No CDSC is imposed on shares sold to Eaton Vance or its affiliates, or to their respective employees or clients. Shares acquired as the result of a merger or liquidation of another Eaton Vance sponsored fund generally will be subject to the same CDSC rate imposed by the prior fund.


CLASS A SHARES. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they will be subject to a 1% CDSC if redeemed within 12 months of purchase.

CLASS B SHARES. Class B shares will be subject to the following CDSC schedule:


Year of Redemption
After Purchase                                             CDSC
-----------------------------------------------------------------------------
First or Second                                             5%
Third                                                       4%
Fourth                                                      3%
Fifth                                                       2%
Sixth                                                       1%
Seventh and following                                       0%

The Class B CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required minimum distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

CLASS C SHARES. Class C Shares will be subject to a 1% CDSC if redeemed within 12 months of purchase. The Class C CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distrubution from a retirement plan qualified under Section 401, 403(b) or 457 of the Code, or (3) as part of a required minimum distribution from other tax-sheltered retirement plans.

REPORTS TO SHAREHOLDERS
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the independent accountants. Shortly after the end of each calendar year, shareholders will be furnished with information necessary for preparing federal and state tax returns. Consistant with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE TRUST'S RECORDS. This account is a complete record of all transactions which at all times shows the balance of shares owned. The Trust will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and Class and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Trust's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If shareholder communications are returned by the United States Postal Service or other delivery service as not deliverable, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Trust and its Transfer Agent. Since the Trust will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Trust involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
Shares of the Fund currently may be exchanged for shares of the same class of one or more other funds in the Eaton Vance Group of Funds. Class A shares may also be exchanged for shares of Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, and Eaton Vance Tax Free Reserves. Class B shares may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, or shares of Eaton Vance Money Market Fund, which are subject to a CDSC, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Class C shares may also be exchanged for shares of Eaton Vance Money Market Fund and EV Classic Senior Floating-Rate Fund. Any such exchange will be made on the basis of the net asset value per share of each fund/class at the time of exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in states where shares of the fund being acquired may legally be sold. Exchanges are subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Trust does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon the redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to Class B shares (except Prime Rate Reserves and Class B shares of the Limited Maturity Funds), see "How to Redeem Shares". The CDSC or early withdrawal charge schedule applicable to Prime Rate Reserves and Class B shares of the Limited Maturity Funds is 3%, 2.5%, 2% and 1% in the event of a redemption occurring in the first, second, third, or fourth year, respectively, after the original share purchase.

Telephone exchanges are accepted by the Transfer Agent provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 A.M. to 4:00 P.M. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
THE TRUST OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund or Class as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION. Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund and specifying the Class being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and Class and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION. Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN. A shareholder may draw on shareholdings systematically with monthly or quarterly checks. For Class B and Class C shares, any such withdrawals may not in the aggregate exceed 12% annually of the account balance at the time the plan is established. Such amount will not be subject to the Class B or Class C CDSC. See "How to Redeem Shares". A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A shares would be disadvantageous because of the sales charge included in such purchases.


STATEMENT OF INTENTION. Purchases of $25,000 or more of Class A shares made over a thirteen-month period are eligible for reduced sales charges under a Statement of Intention. 5% of the dollar amount to be purchased will be held in escrow in the form of shares registered in the investor's name until the Statement is satisfied or the thirteen-month period expires. See the Account Application for details.

RIGHT OF ACCUMULATION. Purchases may qualify for reduced sales charges on Class A shares when the current market value of holdings (shares at current offering price), plus new purchases, reaches $25,000 or more. Class A shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.


REINVESTMENT PRIVILEGE. A shareholder who has redeemed shares may reinvest, with credit for any CDSCs paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in the same shares (or for Class A shares in Class A shares of any other Eaton Vance fund), provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Trust (or by the Trust's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares (or other shares are acquired) within the period beginning 30 days before and ending 30 days after the date of redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS. Class A and Class C shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY A PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES AND CLASS-SPECIFIC EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Distributions on Class A shares, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. Distributions on Class B shares will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. Distributions on Class C shares will ordinarily be paid on the twenty-second day of each month or the next business day thereafter. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by a Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December. Shareholders of the Fund will receive timely federal income tax information relating to all distributions made by the Fund during the calendar year. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent.

Distributions of the Fund from net investment income, net short-term capital gains and certain net foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify to any significant extent for any dividends-received deductions available to corporate shareholders.

Certain distributions, if declared in October, November or December and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

Capital gains, if any, realized on sales of investments and on options and futures transactions during the fiscal year, which ends on October 31, will be offset by any capital losses, including any capital loss carryovers, and will be distributed annually, usually in December, in compliance with the distribution requirements of the Code. Distributions that the Fund designates as long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Income realized by a Portfolio from certain investments and allocated to the Fund may be subject to foreign income or other foreign taxes and the Fund may make an election under Section 853 of the Code that would allow Fund shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made annually only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio assets, at the close of the Fund's taxable year consists of stock or securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the shareholder's proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations under the Code.

Sales charges paid upon a purchase of Class A shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of such shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to avoid paying federal income taxes on the part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gains that it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of Portfolio assets and as entitled to the income of each Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders substantially all of its ordinary income and capital gain net income in accordance with the timing requirements imposed by the Code. As partnerships under the Code, the Portfolios also do not pay federal income or excise tax.

Shareholders should consult their own tax advisors concerning the applicability of state, local and other taxes to an investment.

PERFORMANCE INFORMATION
FROM TIME TO TIME, YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN MAY BE ADVERTISED. Current yield is calculated separately for each Class by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share or net asset value on the last day of the period and annualizing the resulting figure. Average annual total return is determined separately for each Class by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (including maximum sales charge for Class A; net asset value for Class B and Class C shares) for specified periods, assuming reinvestment of all distributions. Total return may be quoted for the period prior to commencement of operations which would reflect the Class's total return (or that of its predecessor) adjusted to reflect any applicable sales charge. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable sales charge at the end of the period. The Fund may publish annual and cumulative total return figures from time to time.

The Fund may also publish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that investment results will fluctuate over time, and any presentation of the yield or total return for any prior period should not be considered as a representation of what an investment may earn or what the yield or total return may be in any future period. If expenses are allocated to Eaton Vance, performance will be higher.

The following chart reflects the annual investment returns of Class B of the Fund for one-year periods ending October 31 and does not take into account any sales charge which investors may bear. The performance of Class A and Class C will be different.

                   5 Year Average Annual Total Return - 8.79%

                   1991(1)                               7.97%
                   1992                                 (1.45)%
                   1993                                 10.51%
                   1994                                 (5.33)%
                   1995                                 11.34%
                   1996                                 18.48%
                   1997                                 19.44%

(1) For the period from the start of business, November 20, 1990 to October 31, 1991.

                                                                    APPENDIX A

                         STRATEGIC INCOME PORTFOLIO*


                        ASSET COMPOSITION INFORMATION
                    FOR FISCAL YEAR ENDED OCTOBER 31, 1997


                                                         Percent of
                                                         Net Assets
--------------------------------------------------------------------------------
Debt Securities -- Moody's Rating
Aaa                                                           57.8%
Aa1                                                           11.0%
A3                                                             2.0%
Baa1                                                           3.6%
Baa3                                                           6.4%
Ba3                                                            3.4%
B1                                                             9.6%
B2                                                             0.9%
B3                                                             3.6%
Unrated                                                        1.6%
                                                             -----
Total                                                        100.0%


The chart above indicates the weighted average composition for the fiscal year ended October 31, 1997 with the debt securities rated by Moody's separated into the indicated categories. The weighted averages indicated above were calculated on a dollar weighted basis and were computed as at the end of each month during the period. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years.

For the description of Moody's ratings of debt securities, see Appendix A to the Statement of Additional Information.


* The chart does not include the Strategic Income Fund's holdings of the High Income Portfolio, almost all of which are rated Baa3. As of June 30, 1998, the Fund had invested 12.9% of its assets in High Income Portfolio.

                                                                    APPENDIX B
DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

SECURITIES IN WHICH THE PORTFOLIO MAY INVEST WILL INCLUDE THOSE IN THE FOLLOWING CATEGORIES:

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE DEBT RATINGS:
INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

SECURITIES IN WHICH THE PORTFOLIO MAY INVEST WILL INCLUDE THOSE IN THE FOLLOWING CATEGORIES:

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for bonds in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

NOTES: Debt which is unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such debt.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

[LOGO]        Investing
              for the
EATON VANCE   21st
Mutual Funds  Century

--------------------------------------------------------------------------------
Eaton Vance
Strategic Income Fund




PROSPECTUS
MARCH 1, 1998,
AS REVISED JULY 27, 1998



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INVESTMENT ADVISER AND ADMINISTRATOR OF STRATEGIC INCOME PORTFOLIO
INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EATON VANCE STRATEGIC INCOME FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, One Post Office Square, Boston, MA 02109


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